Exhibit 10.22

SECOND AMENDMENT

TO

AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This SECOND AMENDMENT (this “Amendment”) dated as of May 11, 2005, is among (a) WASTE INDUSTRIES USA, INC., a North Carolina corporation having its principal place of business at 3301 Benson Drive, Suite 601, Raleigh, North Carolina 27609 (the “Parent”), and each of the subsidiaries of the Parent (the “Subsidiaries” and together with the Parent, the “Borrowers”), (b) FLEET NATIONAL BANK, a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, and the other lending institutions listed on the signature pages hereto (collectively, the “Banks”), (c) FLEET NATIONAL BANK, as Administrative Agent for the Banks (the “Administrative Agent”), (d) WACHOVIA BANK, N.A., as Syndication Agent for the Banks (the “Syndication Agent”) and (e) BRANCH BANKING AND TRUST COMPANY, as Documentation Agent for the Banks (the “Documentation Agent”).

WHEREAS, the Borrowers, the Banks, the Administrative Agent, the Syndication Agent and the Documentation Agent are parties to that certain Amended and Restated Revolving Credit Agreement dated as of August 27, 2003 (as amended, the “Credit Agreement”);

NOW, THEREFORE, the Borrowers, the Administrative Agent and the Banks hereby agree as follows:

§1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

§2. Amendment to Credit Agreement. Subject to the satisfaction of the conditions set forth in §4 below, the Credit Agreement is hereby amended as follows:

(a) Section 7.6 of the Credit Agreement is hereby amended by deleting the first sentence thereof and substituting the following in lieu thereof: “The Borrowers shall not redeem, convert, retire or otherwise acquire shares of any class of its capital stock or other equity interest, or make any Distributions, except that (i) any Borrower may make Distributions to another Borrower and (ii) so long as no Default or Event of Default then exists or would result from such payment, the Borrowers may make cash dividend payments in an amount not to exceed $3,500,000 in any fiscal year without the consent of the Majority Banks.”

(b) Section 8.6 of the Credit Agreement is hereby amended by deleting the dollar amount “$37,000,000” therein and substituting the dollar amount “$42,000,000” in lieu thereof.

§3. Representations and Warranties. Each of the Borrowers represents and warrants to the Administrative Agent and the Banks as follows:

(a) The representations and warranties of the Borrowers contained in the Credit Agreement, as amended hereby, (i) were true and correct in all material respects when made, and (ii) continue to be true and correct in all material respects on the date hereof, except to the extent such representations and warranties by their terms are made solely as of a prior date.

(b) No Default or Event of Default has occurred and is continuing.

§4. Conditions to Effectiveness. This Amendment shall be effective as of May 11, 2005, upon (i) receipt by the Administrative Agent of original or facsimile counterpart signatures to this Amendment, duly executed and delivered by the Borrowers and the Majority Banks, (ii) payment by the Borrowers to the Administrative Agent, for the pro-rata benefit of each Bank that executes and delivers its signature pages to the Administrative Agent, by 5:00 p.m. Boston time on May 11, 2005 in facsimile (to be followed by originals) or original form, of a work fee in cash in an amount equal to two-one hundredths of one percent (0.02%) of each such consenting Bank’s Commitment, and (iii) receipt by the Administrative Agent of an executed conforming amendment to that certain Amended and Restated Note Purchase and Private Shelf Agreement, dated as of March 31, 2001, by and among the Parent and the Noteholders.

§5. Miscellaneous Provisions.

(a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument. This Amendment shall be deemed one of the “Loan Documents” under the Credit Agreement.

(b) THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT UNDER SEAL UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED ACCORDING TO, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

(c) Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

BORROWERS

WASTE INDUSTRIES USA, INC.

By:
Name:
Title:

WASTE INDUSTRIES, LLC
DUPLIN COUNTY DISPOSAL, LLC
VAN BUREN COUNTY LANDFILL, LLC
WASTE INDUSTRIES LANDCO, LLC
ECO SERVICES, LLC
RELIABLE TRASH SERVICE, LLC
WASTE INDUSTRIES OF MISSISSIPPI, LLC
WASTE SERVICES OF MEMPHIS, LLC
WASTECO, LLC
LAURENS COUNTY LANDFILL, LLC
S & S ENTERPRISES OF MISSISSIPPI, LLC
SAMPSON COUNTY DISPOSAL, LLC
SAFEGUARD LANDFILL MANAGEMENT, LLC
SHAMROCK ENVIRONMENTAL SERVICES, LLC
TRANSWASTE SERVICES, LLC
RED ROCK DISPOSAL, LLC
MOSS POINT DISPOSAL, LLC
BLACK BEAR DISPOSAL, LLC
DOUGLASVILLE TRANSFER, LLC
WASTE INDUSTRIES ATLANTA, LLC

By: Waste Industries USA, Inc., its Manager

By:
Name:
Title:

ETC OF GEORGIA, LLC
WASTE INDUSTRIES PROPERTY CO., LLC

[Signature Page to Waste Industries First Amendment]

OLD KINGS ROAD SOLID WASTE, LLC

By: Waste Industries of Mississippi, LLC, its Manager

By:
Name:
Title:

WASTE SERVICES OF TENNESSEE, LLC

By: Wasteco, LLC, its Manager

By:
Name:
Title:

WASTE INDUSTRIES OF TENNESSEE, LLC

By: Waste Services of Tennessee, LLC, its Manager

By:
Name:
Title:

WASTE SERVICES OF DECATUR, LLC

By: Waste Industries of Tennessee, LLC, its Manager

By:
Name:
Title:

[Signature Page to Waste Industries First Amendment]

AGENTS AND BANKS

FLEET NATIONAL BANK, individually and as Administrative Agent

By:
Name:

WACHOVIA BANK, N.A.

By:
Name:

BRANCH BANKING AND TRUST COMPANY

By:
Name:

COMERICA BANK

By:
Name:

RBC CENTURA BANK

By:
Name:

[Signature Page to Waste Industries First Amendment]

LASALLE BANK NATIONAL ASSOCIATION

By:
Name:

BANK OF AMERICA

By:
Name:

[Signature Page to Waste Industries First Amendment]